Exhibit 99.8

CALL OPTION AGREEMENT
选择权协议

BETWEEN
由

YAO Jia Rosales

AND
与

Individual Listed in Schedule A
附件A所列个人

Date: August 12, 2010
日期：2010年8月12日

THIS CALL OPTION AGREEMENT (this "Agreement") is made on August 12, 2010 by and between YAO Jia Rosales, a Philippine citizen (the "Grantor"), and the individual listed in Schedule A (each a "Grantee" and collectively the “Grantees”).

本选择权协议（“本协议”）由 YAO Jia Rosales（“授予人”）,和附件A所列个人（每一“被授予人”，合称“被授予人”）于2010年8月12日签订。

The Grantor and the Grantees are collectively referred to as the "Parties" and each of them as a "Party".

授予人和被授予人合称“各方”，单独称为“一方”

Whereas, the Grantor owns 100% issued and outstanding shares of Ultimate Sino Holdings Ltd, (the “Company”), a British Virgin Islands company;

鉴于，授予人拥有一家注册在英属维京群岛的 Ultimate Sino Holdings Ltd（“公司”）的100%已发行的股份。

Whereas, the Company is the majority shareholder of Orient New Energy Investments Ltd., a British Virgin Islands company (“BVI Co”), which intends to complete a reverse merger with a U.S. public shell company whose common stock is traded on the OTCBB market (the "Public Company"), as a result of which BVI Co. will be a wholly-owned subsidiary of Public Company and the Company will become a major shareholder of the Public Company (the “Merger”);

鉴于，公司是一家注册在英属维京群岛群岛的东方能源投资有限公司（“BVI公司”）的大股东，东方能源投资有限公司有意与一家在柜台市场交易的美国上市壳公司（“上市公司”）完成一项反向并购。由此，东方能源投资 有限公司将成为上市公司的全资子公司，且公司将成为上市公司的大股东（“合并交易”）。

Whereas, the Grantees will have a substantial role in the growth of business of the Public Company and its subsidiaries, and has agreed to grant to the Grantees, and the Grantees have agreed to accept from the Grantor, an call option (the “Option”) to purchase 100% of issued and outstanding ordinary shares of the Company (the "Option Shares") as set forth in Schedule A to this Agreement.

鉴于，被授予人将在上市公司及其诸子公司之业务增长中承担重要责任，授予人同意授予被授予人，且被授予人同意从公司接受购买公司本协议附件A列出公司100%已发行的普通股（“选择权股份”）的选择& #26435;（“选择权”）。

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

据此，基于前述事实以及各方在本协议项下所做的相互承诺与保证，以及各方在此确认收讫并确认充分的其他良好有价对价，协议各方现达成如下协议，以资信守：

1.	DEFINITIONS
定义

1.1.	Defined Terms : In this Agreement (including the Recitals and the Schedules), unless the context otherwise requires, the following words and expressions shall have the following meanings:
定义的术语：本协议（包括鉴于条款及附件）中，除上下文另有所指外，下列词语表达的含义如下：

"Business Day" means a day (other than Saturdays, Sundays and public holidays) on which banks are generally open for business in China; “工作日”指中国境内银行通常营业日（除周六、周日及公众假日外）；

"China" or "PRC" means the People's Republic of China; “中国”指中华人民共和国；
"Completion Date" means the date falling seven (7) Business Days after the service of the Exercise Notice by the Grantee on the Grantor; “交割日”指被授予人向授予人发出行权通知后的七（7）个工作日届满之日；
"Completion" means the completion of the sale to and purchase by the Grantee of the Option Shares under this Agreement; “交割”指本协议项下选择权股份的买卖完成；
"Distributions" means any cash proceeds arising from or in respect of, or in exchange for, or accruing to or in consequence of the Option Shares from the Effective Date to the Completion Date, including without limitation the Dividends.
“分红”指自生效日始至交割日止，源自、有关于、基于交换、孳息于、或产生于选择权股份的任何现金收益，包括但不限于红利；

"Dividends" means the dividends declared by the Company and accrued in respect of the Option Shares (whether or not such dividends shall have been paid and received by the Grantee);
“红利”指由选择权股份而产生的经公司公告并累计的股息（无论该股息是否已被支付并由被授予人获得）

"Effective Date" means the date of Share Exchange; “生效日”指换股之日；
"Exercise" means the exercise by a Grantee or his Nominee(s) of the Option pursuant to the terms of this Agreement; “行权”指由选择权之被授予人或其提名人依本协议条款行权；
"Exercise Notice" means the notice substantially in the form set out in Part I of Schedule B; “行权通知”指符合附件B第I部分中指明格式之通知；

"Exercise Price" means the exercise price to be paid by a Grantee (or his Nominee(s), as the case may be) to the Grantor in respect of the Option Shares issued to such Grantee as set forth opposite his name in Schedule A;
“行权价”指就发行给附件A所列该被授予人（或其提名人，依情况而定）的相应选择权股份由被授予人向授予人所支付之行权价格。

"Nominee" means such person nominated by a Grantee in the Transfer Notice to be the transferee of the Option or Option Shares; “提名人”指由被授予人在转让通知中提名的选择权或选择权股份之受让人；
"Option Effective Date" has the meaning ascribed to it in Clause 2.3; “选择权生效日”之定义见第2.3条款；
"Performance Target" has the meaning ascribed to it in Clause 3; “履约目标”之定义见第3条款；
"RMB" means the lawful currency of China; “人民币”指中国合法流通货币；
“Share Exchange” means the transaction, by means of one or more agreements, among the shareholders of New Energy Investments Ltd, on the one hand and the Public Company, on the other hand, by which the shareholders of New Energy Investments Ltd contributed their shares of stock of New Energy Investments Ltd to the Public Company, and the Public Company issued stock to the shareholders of New Energy Investments Ltd, with the result that New Energy Investments Ltd became a wholly-owned subsidiary of the Public Company and the former shareholders of New Energy Investments Ltd and their designees will be the major shareholders of the Public Company.
“换股”指以New Energy Investments Ltd 公司的股东为一方和以上市公司为另一方的通过一份或多份协议发生的交易，据此New Energy Investments Ltd 公司的股东向上市公司交付他们的New Energy Investments Ltd股份，而上市公司向New Energy Investments Ltd 公司的股东发行股份，以致New Energy Investments Ltd 成为上市公司全资子公司，而前New Energy Investments Ltd 公司的股东及其指定的人将成为上市公司的主要股东。

"Transfer Notice" means the notice substantially in the form set out in Part II of Schedule B; “转让通知”指符合附件B中指明格式之通知；
"US$" or "United States Dollar" means the lawful currency of the United States of America. “美元”或“美国元”指美利坚合众国之合法流通货币。

1.2.	Interpretation: Except to the extent that the context requires otherwise:
解释：除上下文另有要求外：

1.2.1	words denoting the singular shall include the plural and vice versa; words denoting any gender shall include all genders; words denoting persons shall include firms and corporations and vice versa;
单数词应包括复数含义，反之亦然；带有一种性别含义的词语包括每一性别，指一个人的词语包括公司和法人，反之亦然；

1.2.2
any reference to a statutory provision shall include such provision and any regulations made in pursuance thereof as from time to time modified or re-enacted whether before or after the date of this Agreement and (so far as liability thereunder may exist or can arise) shall include also any past statutory provisions or regulations (as from time to time modified or re-enacted) which such provisions or regulations have directly or indirectly replaced;

所指法律规定应包括其规定和依此制定的规章，以及任何修订、重新制定的内容，不论该修订或重新制定发生于本协议日之前或之后。并且（只要该规定项下之责任可能存在或可以出现）也应包括任何过去的被（修订、重新制定）直接或间接取代的法律规定或规章；

1.2.3	the words "written" and "in writing" include any means of visible reproduction;
词语“书面的”或“以书面形式”，包括可见性重现之任何方式；

1.2.4	any reference to "Clauses", "Recitals" and "Schedules" are to be construed as references to clauses and recitals of, and schedules to, this Agreement; and
引用“条款”、“鉴于条款”及“附件”，应解释为指向本协议之条款、鉴于条款及附件；及

1.2.5	any reference to a time of day is a reference to China time unless provided otherwise.
除上下文另有所指外，时间指中国时间。

1.3.	Headings: The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.
标题：本协议标题之加入仅为方便之用且在解释本协议时应予忽略。

2.	OPTION
选择权

2.1.
Option: The Grantor hereby irrevocably and unconditionally grants to each Grantee an Option for such Grantee to acquire from the Grantor, at the Exercise Price, at any time during the Exercise Period (defined below), to the extent that the Option has vested, any or all of the Option Shares set forth opposite his name in Schedule A hereto, free from all claims, liens, charges, pledges, mortgages, trust, equities and other encumbrances, and with all rights attaching thereto on the Completion Date, and the Grantees hereby accepts the grant of the Option.

选择权: 授予人在此不可撤销地、无条件地授予每一被授予人在行权期间（定义见下文）内的任何时间，在授予的选择权范围内按照行权价向授予人购买与附件A所列姓名相应的选择权股份的选择权，前述选择权股份在交割日不应存在任何索赔、留置、抵押、质押、担保、信托或 854;他权利负担，且应附有所有相关权利。被授予人在此同意接受该等选择权。

2.2.	Vesting Schedule: Subject to the terms and conditions hereto, the Option may be exercised, in whole or in part, in accordance with the following schedule:
授予方案：基于本协议条款和条件，选择权根据下列方案全部或部分行权：

34% of the Option Shares subject to the Option shall vest and become exercisable on August 11, 2011, 33% of the Option Shares subject to the Option shall vest and become exercisable on August 11, 2012 and 33% of the Option Shares subject to the Option shall vest and become exercisable on August 11, 2013.
选择权中34％的选择权股份应于2011年8月11日授予并可行权；选择权中33％的选择权股份应于2012年8月11日授予并可行权；选择权中33％的选择权股份应于2013年8月11日授予并可行权.

2.3.
Exercise Period: The Option shall vest and become effective and exercisable at the times commencing on the dates set forth in Section 2.2 (the “Option Effective Date”) and shall expire five years from the date of the Option.  The Option may be exercised by the Grantees (or their Nominee on behalf of the Grantees), to the extent that the Option shall have vested, and only to that extent, at any time prior to five years from the date of this Option (“Exercise Period”).

行权期间: 选择权应自第2.2条所述日期起授予、生效和可行权（“选择权生效日”），并于选择权之日起5年到期。被授予人（或代表授予人的提名人）在本选择权日起5ñ 80;内（“行权期间”）并在选择权已被授予的范围内也仅在该范围内，可以进行行权。

2.4.
Nominees: Each Grantee may, at any time during the Exercise Period, at his sole discretion, nominate one or more person(s) (each a “Nominee”) to be the transferee(s) of whole or part of the shares subject to his Option, who shall hold and/or exercise the transferred Option on behalf of such Grantee.

提名人: 每一被授予人在行权期间内可以随时自行提名一人或多人（均称为“提名人”），作为他所享有受限于选择权的部分或全部股份受让人，前述提名人应代表被授予人持有和/或行使该项经转让的选择权。

2.5.	Exercise Notice: The Option may be exercised by the Grantees or their Nominee(s), in whole or in part, at any time during the Exercise Period, by serving an Exercise Notice on the Grantor.
行权通知: 在行权期间内，被授予人或其提名人随时可以通过向授予人递送行权通知的方式行使全部或部分选择权。

2.6.
Exercise: The Grantor agrees that he shall, upon receipt of the Exercise Notice, transfer to the exercising Grantee (or his Nominee(s), as the case may be) any and all of the Option Shares specified in the Exercise Notice, free from all claims, liens, charges, pledges, mortgages, trust, equities and other encumbrances, and with all rights now or hereafter attaching thereto.  The Option shall be exercisable only in compliance with the laws and regulations of the PRC and the British Virgin Islands, and such Grantee (or his Nominee(s), as the case may be) shall complete any and all approval or registration procedures regarding the exercise of his Option at PRC competent authorities in accordance with applicable PRC laws and regulations.

行权: 授予人同意，其将在收到行权通知的前提下，向被授予人（或其提名人，依情况而定）转让行权通知所述数额的选择权股份。前述选择权股份不应存在任何索赔、留置、抵押、质押、担保、信托或其他权利负担，且应附有所有相关权利。该等选择权仅在遵守中国和英属维 140;群岛法律、法规时可行权。且为遵守所适用的中国法律法规，该被授予人（或其提名人，依情况而定）应在中国主管当局就他/她的选择权的行权完成全部批准或登记程序。

2.7.	Transfer Notice: In case that a Grantee transfers any or all of his Option to one or more Nominee(s) in accordance with Clause 2.4 above, such Grantee shall serve a Transfer Notice on the Grantor.
转让通知: 如果被授予人根据上述2.4条的规定向一位或多位提名人转让其全部或部分选择权，被授予人应向授予人递送转让通知。

2.8.
Transfer to Nominees: The Grantor agrees that he shall, upon receipt of the Transfer Notice, take all actions necessary to allow the Nominee(s) to be entitled to any or all of Option Shares specified in the Transfer Notice.

转让给提名人: 授予人同意，在收到转让通知后，其将采取必要措施保证提名人按照转让通知载明的数额享有相应的选择权股份。

Upon exercise by any Nominee(s) of the transferred Option on behalf of a Grantee, such Grantee shall serve the Exercise Notice on the Grantor in his own name for the exercising Nominee(s).  Upon receipt of such Exercise Option, the Grantor shall issue to such Nominee(s) any and all of the relevant Option Shares in the same manner as specified in Clause 2.6.
在提名人代表被授予人行使转让选择权时，被授人予应以自己的名义为行权的提名人向授予人递送行权通知。在收到转让通知后，授予人应依与本协议2.6条款规定相同的方式，向该等提名人发行部分或全部相关选择权股份 290;

2.9.	Payment of Exercise Price: Upon Exercise of his Option in whole or in part, such exercising Grantee (or his Nominee(s), as the case may be) shall pay the Exercise Price to the Grantor.
行权价款的支付: 在上述选择权全部或部分行使之时，行权的被授予人（或其提名人，依情况而定）应向授予人支付行权价款。

2.10.
The Grantor’s Obligation upon Exercise: The Grantor agrees that upon the Exercise of any Option by a Grantee (or his Nominee(s)), he shall cause and procure the number of Option Shares provided in the Exercise Notice to be transferred to such Grantee (or his Nominee(s)) within seven (7) Business Days after the date of the Exercise Notice.

行权时授予人的义务: 授予人同意，在被授予人（或其提名人）行使选择权时，应在行权通知之日起七个工作日内，促使前述通知载明的选择权股份数额转让给被授予人（或其提名人）。

3.	INFORMATION, DISTRIBUTIONS AND ADJUSTMENTS
信息、分红和调整

3.1.
Information: The Grantees shall be entitled to request from the Grantor at any time before the Completion, a copy of any information received from the Grantor which may be in the possession of the Grantor and, upon such request, the Grantor shall provide such information to the Grantees.

信息: 在上述交割前的任何时间，被授予人有权要求授予人向其提供授予人获得的在授予人处的任何信息副本；授予人应根据此等要求向被授予人提供相应信息。

3.2.
Distributions: The Grantor agrees that each Grantee shall be entitled to all the Distributions in respect of his Option Shares.  In the event that any such Distributions have been received by the Grantor for any reason, the Grantor shall pay an amount equivalent to the Distributions received to the Grantees.

分红: 授予人同意，每一被授予人有权获得对于其选择权股份的分红。如果授予人基于任何事由获得上述分红，授予人应按照与获得的分红相同的金额，向上述被授予人支付等值款项。

3.3.
Adjustments: If, prior to the Completion, the Company shall effect any adjustment in its share capital (such as share split, share dividend, share combination or other similar acts), then the number of Option Shares and the Exercise Price shall be adjusted accordingly to take into account such adjustment.

调整: 如果在上述交割前，公司股本进行有效调整（例如：股份分拆、股份分红、股份合并或是其他类似调整），被授予人在行权时受让的选择权股份数额和行权价应在考虑到此等调整的情况下进行相应调整 2290;

4.	COMPLETION
交割

4.1.
Time and Venue: Completion of the sale and purchase of the Option Shares pursuant to the Exercise shall take place at such place decided by the Grantee on the Completion Date and reasonably acceptable to the Grantor.  The parties agree that Hong Kong is a reasonable place for the completion of the sale.

时间和地点: 基于上述行权而进行的选择权股份买卖应于交割日在被授予人确定的并且授予人可合理接受的地点进行交割。各方同意香港是一个出售交割的合理的地点。

4.2.	Business at Completion: At Completion of each Exercise, all (but not part only) of the following shall be transacted:
交割事项：在每次行权交割之时，以下所有（而非部分）事项均应办理：

4.2.1	the exercising Grantee shall pay the Exercise Price to the Grantor by wire transfer or such other method as shall be reasonably acceptable to Grantor;
行权的被授予人应以电汇或授予人可合理接受的其他方式向授予人支付行权价；

4.2.2
the Grantor shall, and to the extent that any action on the part of other shareholders or the directors is required, procure the then existing shareholders and directors of the Company to, within seven (7) Business Days after the date of Exercise Notice, deliver to the exercising Grantee (or his Nominee(s), same below) the following documents and take all corporate actions necessary to give effect to such delivery:

授予人及某种程度上被要求采取行动的其他股东或董事，应当并促使公司当时的股东和董事，在行权通知之日起七个工作日内，向行权的被授予人（或其提名人，以下相同）递送下列文件并采取使之生效的所有必备法人行动：

(a)	a share certificate or share certificates in respect of the number of the Option Shares exercised by the exercising Grantee;
载明行权的被授予人行权的选择权股份数额的股权凭证；

(b)	a certified true copy of the register of members of the Company updated to show the entry of the exercising Grantee as the holder of the Option Shares so exercised; and
更新过的公司股东名册的经认证的真实副本，该副本应载明此行权被授予人作为经行权的选择权股份的持有人进入股东名册；

(c)	any other documents as the exercising Grantee may reasonably believe necessary to give effect to the transfer of the exercised Option Shares.
被授予人合理地相信使行权选择权股份转让生效所必需的其他文件

5.	GRANTOR’S UNDERTAKINGS
授予人的保证

Without the prior written consent of Grantees, the Grantor shall not and shall procure the Company not to, (i) issue or create any new shares, equity, registered capital, ownership interest, or equity-linked securities, or any options or warrants that are directly convertible into, or exercisable or exchangeable for, shares, equity, registered capital, ownership interest, or equity-linked securities of the Company, or other similar equivalent arrangements, (ii) alter the shareholding structure of the Company (other than as a result of the transfer of existing shares pursuant to this agreement), (iii) cancel or otherwise alter the Option Shares, (iv) amend the register of members or the memorandum and articles of association of the Company, (v) liquidate or wind up the Company, or (vi) act or omit to act in such a way that would be detrimental to the interest of the Grantees in the Option Shares.  The Grantor shall disclose to the Grantees true copies of all the financial, legal and commercial documents of the Company and the resolutions of the shareholders and the board of directors.

在未经被授予人预先书面批准的前提下，授予人不得且应促使公司不得：(i) 发售或创设任何新股份、股权、注册资本、所有权益或类似股权的证券，以及可以直接行权转换为公司股份、股权、注册股本或所有权益的相关证券、购买选择权、认股权证或类似协议；(ii) 变更公司的持股结构（但依本协议转让现存股份的结果除外）；(iii) 注销或变更选择权股份；(iv) 修订公司章程或公司股东名册；(v) 对于公司进行清盘或歇业； (vi) 任何可能对于被授予人的选择权股份产生不利影响的作为或不作为。此外，授予人应向被授予人披露公司财务、法律或商业文件的所有真实副本，以及公司的股东会决议和董事会决议。

6.	MISCELLANEOUS
附则

6.1.
Indulgence, Waiver Etc: No failure on the part of any Party to exercise and no delay on the part of such Party in exercising any right hereunder will operate as a release or waiver thereof, nor will any single or partial exercise of any right under this Agreement preclude any other or further exercise of it or any other right or remedy.

豁免、弃权: 任何协议一方对于本协议相关权利的不行使或是迟延行使均不应视为该项权利的弃权或豁免；行使本协议项下的某一或部分权利，并不影响行使进一步权利、行使其他权利或救济。

6.2.
Effective Date and Continuing Effect of Agreement: This Agreement shall take effect from the Effective Date.  All provisions of this Agreement shall not, so far as they have not been performed at Completion, be in any respect extinguished or affected by Completion or by any other event or matter whatsoever and shall continue in full force and effect so far as they are capable of being performed or observed, except in respect of those matters then already performed.

生效日及协议的持续效力: 本协议应自生效日起生效。除已经履行的相关条款外，本协议所有条款如在交割时尚未被履行，应保持完整的效力，均不应基于上述交割而失效或是受到其他相关事由的影响。

6.3.
Successors and Assigns: This Agreement shall be binding on and shall ensure for the benefit of each of the Parties' successors and permitted assigns. Any reference in this Agreement to any of the Parties shall be construed accordingly.

承继人和受让人: 本协议基于协议各方及其承继方和许可受让方的利益而订立，并对于上述各方有约束效力。对本协议所涉的各方应作据此解释。

6.4.
Further Assurance: At any time after the date of this Agreement, each of the Parties shall, and shall use its best endeavors to procure that any necessary third party shall, execute such documents and do such acts and things as any other Party may reasonably require for the purpose of giving to such other Party the full benefit of all the provisions of this Agreement.

进一步保证: 自本协议签署之日起，为使协议对方获得本协议项下的充分利益，协议各方均应根据协议对方的合理要求，签署必要文件或采取必要的行动；或尽最大努力促使必要的第三方签署必要文件或采取必&# 35201;的行动。

6.5.
Remedies: No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise, and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by any Party shall not constitute a waiver by such Party of the right to pursue any other available remedies.

救济: 本协议约定的所有救济均不应排除普通法、衡平法、制订法等救济措施的适用；上述救济均应视为累积救济，且不应与前述普通法、衡平法、制订法等救济产生任何关联。协议方选择一项或是多项救济不&# 24212;视为放弃其他救济措施。

6.6.
Severability of Provisions: If any provision of this Agreement is held to be illegal, invalid or unenforceable in whole or in part in any jurisdiction, this Agreement shall, as to such jurisdiction, continue to be valid as to its other provisions and the remainder of the affected provision; and the legality, validity and enforceability of such provision in any other jurisdiction shall be unaffected.

条款可分性: 如果本协议的任何条款在任何法域被认定为非法、无效或不可履行，则本协议其他条款仍应保持完全的法律效力；并且，前述被认定无效的条款在其他法域内的合法性、有效性和可履行性均不应影响。

6.7.	Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the British Virgin Islands.
适用法律: 本协议应适用英属维京群岛的法律，并根据该法律进行解释。

6.8.
Dispute Resolution: In the event of any dispute, claim or difference (the "Dispute") between any Parties arising out of or in connection with this Agreement, the Dispute shall be resolved in accordance with the following:

争议解决: 协议各方在本协议履行过程中产生的所有争议、索赔或分歧（“争议”）均应通过以下方式解决：

(a)
Negotiation between Parties; Mediations.  The Parties agree to negotiate in good faith to resolve any Dispute.  If the negotiations do not resolve the Dispute to the reasonable satisfaction of all parties within thirty (30) days, subsection (b) below shall apply.

各方协商；调解: 协议各方同意通过善意协商解决相关争议，如果协议各方未能在三十天内通过协商方式满意解决相关争议，则应按照下述约定解决该项争议。

(b)
Arbitration.  In the event the Parties are unable to settle a Dispute in accordance with subsection (a) above, such Dispute shall be referred to and finally settled by arbitration at Hong Kong International Arbitration Centre in accordance with the UNCITRAL Arbitration Rules (the “UNCITRAL Rules”) in effect, which rules are deemed to be incorporated by reference into this subsection (b).  The arbitration tribunal shall consist of three arbitrators to be appointed according to the UNCITRAL Rules.  The language of the arbitration shall be English.

仲裁：如果协议方未能按照上述(a)款约定的方式解决相关争议，该项争议应递交香港国际仲裁中心根据有效的联合国国际贸易法委员会仲裁规则(“联合国仲裁规则”)进行终局裁决，前述规则应视为本款约 3450;不可分割的组成部分。仲裁庭应根据联合国仲裁规则任命的三名仲裁员组成。仲裁程序应使用英语进行。

6.9.
Counterparts: This Agreement may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument.  Any Party hereto may enter into this Agreement by signing any such counterpart.

份数: 本协议可签署多份，各份共同构成同一协议文件。本协议任何一方均可通过签署任何一份的方式订立本协议。

[SIGNATURE PAGE FOLLOWS]
[以下是签名页]

IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the date first above written.
兹证明，协议各方于本协议首页载明之日期签署本协议。

The Grantor
授予人

By:	/s/ YAO Jia Rosales
Name:	YAO Jia Rosales
姓名：	姚佳 Rosales

[SIGNATURE PAGE TO CALL OPTION AGREEMENT]

IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the date first above written.
兹证明，协议各方于本协议首页载明之日期签署本协议。

The Grantee
被授予人

By:	/s/ YAO Anping
签名：姚安平 YAO Anping ID Card No.: ____________ 身份证号：____________

By:	/s/ TIAN Songling
田松岭 TIAN Songling ID Card No.: ____________ 身份证号：____________

By:	(Seal)
西安海洋石化工程建设有限公司 Xi’an Sea Petroleum & Chemical Co., Ltd

[SIGNATURE PAGE TO CALL OPTION AGREEMENT]

SCHEDULE A
附件A

Grantee and Option Shares
被授予人及选择权股份

Grantee 被授予人	ID Card/Passport Number 身份证/护照号码	Number of Option Shares 选择权股份数	Exercise Price 行权价
姚安平 YAO Anping	ID Card No.: ____________ 身份证号： ____________	92.0%	USD $1
田松岭 TIAN Songling	ID Card No.: ____________ 身份证号： ____________	3.0%	USD $1
西安海洋石化工程建设有限公司 Xi’an Sea Petroleum & Chemical Co., Ltd		5.0%	USD $1